Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,499,997.06
Previously Paid Amount	0.00
Total Fee Amount	1,588.14
Total Offset Amount	0.00
Net Fee	$ 1,588.14